EXECUTION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (the “Agreement”), dated as of November 1, 2005, is between HSI Asset Securitization Corporation, a Delaware corporation (the “Company”), and HSBC Bank USA, National Association, a national banking association (the “Seller”).

The Company and the Seller hereby recite and agree as follows:

1.

Defined Terms.  Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of November 1, 2005 (the “Pooling and Servicing Agreement”), by and among the Depositor, JPMorgan Chase Bank, National Association, National City Home Loan Services, Inc., and Option One Mortgage Corporation, as servicers, First Franklin Financial Corporation, NC Capital Corporation and Option One Mortgage Corporation, as mortgage loan originators (each, a “Mortgage Loan Originator”), Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, Clayton Fixed Income Services Inc., as credit risk manager and Deutsche Bank National Trust Company, as trustee (the “Trustee”), relating to the issuance of the Company’s HSI Asset Securitization Corporation Trust 2005-I1 Mortgage Pass-Through Certificates, Series 2005-I1 (the “Pooling and Servicing Agreement”).  Unless otherwise defined  herein, capitalized terms used herein shall have the same meanings assigned to them in the Pooling and Servicing Agreement or, if not defined therein, in the Underwriting Agreement, dated December 15, 2005 (the “Underwriting Agreement”), among the Company, HSBC Securities (USA) Inc. (“HSBC”), Blaylock & Company, Inc. and H&R Block Financial Advisors Inc.

2.

Purchase of Mortgage Loans.  The Seller hereby sells, transfers, assigns and conveys, and the Company hereby purchases the mortgage loans (the “Mortgage Loans”) listed in Exhibit 1.

3.

Purchase Price; Purchase and Sale.  The purchase price (the “Purchase Price”) for the Mortgage Loans shall be $578,644,918.76 inclusive of accrued and unpaid interest on the Mortgage Loans at the weighted average interest rate borne by the Mortgage Loans from the date hereof to but not including the Closing Date, payable by the Company to the Seller on the Closing Date either (i) by appropriate notation of an inter-company transfer between affiliates of HSBC or (ii) in immediately available Federal funds wired to such bank as may be designated by the Seller.

Upon payment of the Purchase Price, the Seller shall be deemed to have transferred, assigned, set over and otherwise conveyed to the Company all the right, title and interest of the Seller in and to the Mortgage Loans as of the Cut-Off Date, including all interest and principal due on the Mortgage Loans after the Cut-Off Date (including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), together with all of the Seller’s right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies.

The Company hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

4.

Representations and Warranties. The Seller hereby represents and warrants to the Company with respect to each Mortgage Loan as of the date hereof and as of the Closing Date as follows:

a)

The Seller has good title to the Mortgage Loans and the Mortgage Loans were subject to no offsets, defenses or counterclaims.

b)

The Seller has not dealt with any broker, investment banker, agent or other person (other than the Company) who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

c)

For the period from and after the date hereof to the Closing Date, all payments required to be made for such Mortgage Loan under the terms of the Mortgage Note have been made and no payment under the Mortgage Loan has been more than 30 days delinquent, exclusive of any grace period, at any time since the origination of the Mortgage Loan.

d)

The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation of the Mortgaged Property.

e)

No Mortgage Loan is a scheduled negative-amortization loan.

f)

No Mortgage Loan is a “condo hotel.”

g)

No Mortgage Loan is secured by a single-wide manufactured home.

h)

The Mortgagor on any Mortgage Loan is not a non-resident alien.

i)

A credit report with FICO score (or equivalent from a nationally recognized credit repository) was obtained and relied upon in the underwriting of the Mortgage Loan.

j)

No Mortgage Loan has been in foreclosure at any time prior to the Cut-off Date, nor has any borrower on any Mortgage Loan been a party to any foreclosure action within twelve (12) months prior to the origination of such Mortgage Loan unless a reasonable exception to the applicable Mortgage Loan Originator’s underwriting guidelines was made and documented in the origination file.

k)

Multiple loans to one borrower have been disclosed to the PMI Insurer in the Bid File or Set-up File (as such terms are defined in the Bulk PMI Policy) or a separate file sent by the Seller.

l)

The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects.

m)

No error, omission, misrepresentation, gross negligence, fraud or similar occurrence with respect to the origination, modification or amendment of a Mortgage Loan  has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan.

n)

There is no Mortgage Loan that was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act (the “Georgia Act”).

o)

No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (b) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, or (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then applicable Standard & Poor’s LEVELS® Glossary Revised, Appendix E).

p)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

q)

With respect to each Mortgage Loan sold by Option One Mortgage Corporation to the Seller, that:

(1)

Except with respect to payments not yet 30 days past due, all payments required to be made from the Initial Sale Date up to the close of business on the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage (except for interest accruing from the date of the Mortgage Note or the date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest); and except with respect to payments not yet 30 days past due, there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder since the origination of the Mortgage Loan.

(2)

From and after the Initial Sale Date to the Closing Date, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

(3)

From and after the Initial Sale Date to the Closing Date, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule.

(4)

From and after the Initial Sale Date to the Closing Date, all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount not less than the greatest of (i) 100.00% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan with respect to each Mortgage Loan (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the underwriting guidelines or (iv) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis.  All such insurance policies contain a standard mortgagee clause naming the Mortgage Loan Originator, or its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of the applicable Mortgage Loan Originator’s underwriting guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.

(5)

From and after the Initial Sale Date to the Closing Date, the Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

(6)

From and after the Initial Sale Date to the Closing Date, except as otherwise disclosed to the Company, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and, to the Seller’s knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

(7)

From and after the Initial Sale Date to the Closing Date, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(8)

From and after the Initial Sale Date to the Closing Date, the servicing and collection practices used by Option One Mortgage Corporation, in its capacity as Servicer, with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry.  The Mortgage Loans have been serviced by Option One Mortgage Corporation, in its capacity as Servicer, and any predecessor servicer in accordance with the terms of the Mortgage Note.  With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, Option One Mortgage corporation, in its capacity as Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held for any work on a Mortgaged Property which has not been completed.

(9)

The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

(10)

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure.  From and after the Initial Sale Date to the Closing Date, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption.  Except as otherwise disclosed to the Company, the Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested by the Mortgagor under the Servicemembers Civil Relief Act.

(11)

The Seller has no knowledge of any circumstances or condition arising after the Initial Sale Date with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors who routinely invest in mortgage loans similar to the Mortgage Loan to regard the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan.

(12)

Any principal advances made to the Mortgagor prior to the Initial Sale Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any negative amortization.

(13)

The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

(14)

The information set forth in the Mortgage Loan Schedule with respect to Prepayment Charges is complete, true and correct in all material respects and, subject to applicable federal and state law, each Prepayment Charge is permissible, enforceable and collectable.

(15)

The Mortgage Loan was not prepaid in full prior to the Closing Date and the Seller has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date.

(16)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, predatory and abusive lending, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with.

r)

With respect to the delivery of the Group 1 Mortgage Loans, that:

(1)

The outstanding Scheduled Principal Balance of each Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to first lien one-to-four family residential mortgage loans as set forth in the Freddie Mac Selling Guide.

(2)

To the best of the Seller’s knowledge, no borrower was required to purchase any credit life, mortgage, disability, accident, unemployment or health insurance product or debt cancellation agreement as a condition of obtaining the extension of credit evidenced by any Mortgage Loan.  No borrower obtained a prepaid single premium credit life, mortgage, disability, accident, unemployment or health insurance policy in connection with the origination of any Mortgage Loan; no proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan.

(3)

The applicable Servicer for each Mortgage Loan has fully furnished in the past (and the Pooling and Servicing Agreement requires the applicable Servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

(4)

With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a prepayment prior to maturity, to the best of the Seller’s knowledge: (i) pursuant to the applicable Mortgage Loan Originator’s underwriting guidelines, the borrower agreed to such a premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to such Mortgage Loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such Prepayment Charge, (iii) the Prepayment Charge is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, (iv) the duration of the prepayment period shall not exceed three years from the date of the note, and (v) notwithstanding any state or federal law to the contrary, the applicable Servicer shall not impose such Prepayment Charge in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments.

(5)

With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(6)

To the best of the Seller’s knowledge, no borrower was encouraged or required to select a Mortgage Loan product offered by the applicable Mortgage Loan Originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the applicable Mortgage Loan Originator’s origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the applicable Mortgage Loan Originator.  If, at the time of loan application, the borrower may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the applicable Mortgage Loan Originator, such Mortgage Loan Originator referred the borrower’s application to such affiliate for underwriting consideration.

(7)

To the best of the Seller’s knowledge, the methodology used in underwriting the extension of credit for each Mortgage Loan does not rely solely on the borrower’s equity in the collateral for determining approval of credit extension, but relies on additional factors such as the borrower’s income, assets, liabilities and/or credit history.  Such underwriting methodology confirmed that at the time of origination (application/approval), the borrower had a reasonable ability to make timely payments on the related Mortgage Loan.

(8)

To the best of the Seller’s knowledge, all points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.  Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such Mortgage Loan, such 5% limitation calculated in accordance with Freddie Mac’s anti-predatory lending requirements as set forth in the Freddie Mac Selling Guide.

(9)

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan have been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

It is understood and agreed that the representations and warranties of the Seller set forth in this Section 4 shall survive the Closing Date.  Upon the discovery by either the Seller or the Company of a breach of any of the foregoing representations and warranties (excluding a breach with respect to representation (n)(14) above) that adversely and materially affects the value of the related Mortgage Loan and that does not also constitute a breach of a representation or warranty (taking into account the time period set forth in such representation or warranty) of the applicable Mortgage Loan Originator under the Pooling and Servicing Agreement, the party discovering the breach shall give prompt written notice to the other.  Within 30 days of the earlier of either discovery by or notice to the Seller of any breach of any of the foregoing representations or warranties that materially and adversely affects the value of any Mortgage Loan, the Seller shall use its best efforts to cure such breach in all material respects and, if such defect or breach cannot be remedied, the Seller shall, at the Company’s option as specified in writing and provided to the Seller, (i) if such 30 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan from the Trust Fund and substitute in its place a Substitute Mortgage Loan; or (ii) repurchase such Mortgage Loan at the Repurchase Price.  Notwithstanding the foregoing, with respect to any of the foregoing representations and warranties made in subparagraph (q) of this Section 4, a breach of any such representations or warranty shall be deemed to materially and adversely affect the value of the affected Mortgage Loan and the interests of Certificateholders therein, thus requiring the Seller to repurchase or substitute such Mortgage Loan.

Notwithstanding the preceding paragraph, in connection with the Seller’s representations and warranties made in representation (n)(14) and within 90 days of the earlier of discovery by the Seller or receipt of notice from the applicable Servicer of a breach of such representation and warranty by the Seller, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge, pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Distribution Account no later than the Remittance Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred.

5.

Repurchase and Substitution of Mortgage Loans.  In the event the applicable Mortgage Loan Originator fails to perform its repurchase or substitution obligation under Section 2.03 of the Pooling and Servicing Agreement resulting from the insolvency or financial inability of such Mortgage Loan Originator to do so, the Seller may, in its sole discretion, opt to undertake such repurchase or substitution.

6.

Underwriting.  The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement or the Purchase Agreement at or prior to the Closing Date.

7.

Notices.  All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Company, be addressed to it at HSI Asset Securitization Corporation, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance, or, if sent to the Seller, be addressed to it at HSBC Bank USA, National Association, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance.

8.

Miscellaneous.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.  This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Seller and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HSI ASSET SECURITIZATION CORPORATION

By:    /s/ Andrea Lenox

Name:  Andrea Lenox

Title:    Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:    Jon E. Voigtman

Name:  Jon E. Voigtman

Title:    Managing Director

EXHIBIT 1

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “HASCO 2005-I1 Mortgage Loan Schedules” at the Washington, D.C. offices of McKee Nelson LLP]